SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2004 (May 24, 2004)

NEXTEL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19656 (Commission File Numbers)	36-3939651 (I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia (Address of Principal Executive Offices)	20191 (Zip Code)

Registrants’ Telephone Number, Including Area Code:     (703) 433-4000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired.

Not applicable.

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits.

The following exhibit is furnished with this report:

		Exhibit No.	Exhibit Description
		99.1	Press Release

Item 9.	Regulation FD Information.

     On May 24, 2004, Nextel issued a press release announcing that its chief executive officer will attend a conference at which he will, among other things, re-affirm financial guidance. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.
By:	/s/ Gary D. Begeman
Gary D. Begeman
Vice President and Deputy General Counsel

Date: May 24, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release